Exhibit 99.1

FIRST QUARTER 2005
FINANCIAL SUPPLEMENT

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Net interest income	$227,447	$228,446	$218,250	$213,606	$196,009
Noninterest income	343,464	313,682	307,231	347,285	367,240
Divestitures	-	3,200	-	1,800	2,000
Security G/L	(66)	(3,734)	20,383	3,214	885
Total revenue	570,845	541,594	545,864	565,905	566,134
Noninterest expense	394,855	382,688	365,596	384,080	371,976
Provision	13,109	11,783	10,044	12,292	14,229
Pretax income	162,881	147,123	170,224	169,533	179,929
Income taxes	53,672	43,971	56,623	51,149	60,658
Net income	109,209	103,152	113,601	118,384	119,271

Diluted shares	128,037	127,719	127,845	128,497	129,698
EPS	$0.85	$0.81	$0.89	$0.92	$0.92
Tax rate	33%	30%	33%	30%	34%
Efficiency ratio	69%	71%	67%	68%	66%

Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Interest income	$384,876	$334,789	$300,183	$277,815	$254,015
Less interest expense	157,429	106,343	81,933	64,209	58,006
Net interest income	227,447	228,446	218,250	213,606	196,009
Provision for loan losses	13,109	11,783	10,044	12,292	14,229
Net interest income after
provision for loan losses	214,338	216,663	208,206	201,314	181,780
Noninterest income:
Mortgage banking	118,408	94,771	105,155	118,266	126,566
Capital markets	95,162	76,522	79,913	102,195	117,928
Deposit transactions
and cash management	33,255	37,695	38,624	38,234	33,961
Merchant processing	20,460	19,679	19,299	19,365	16,743
Insurance commissions	14,749	11,649	13,962	14,104	16,394
Trust services and investment
management	11,164	11,741	11,838	11,891	11,804
Gains on divestitures	-	3,200	-	1,800	2,000
Securities (losses)/gains, net	(66)	(3,734)	20,383	3,214	885
Other	50,266	61,625	38,440	43,230	43,844
Total noninterest income	343,398	313,148	327,614	352,299	370,125
Adjusted gross income after
provision for loan losses	557,736	529,811	535,820	553,613	551,905
Noninterest expense:
Employee compensation,
incentives and benefits	242,986	228,206	210,089	238,402	238,250
Occupancy	24,516	22,875	23,865	21,699	20,963
Equipment rentals, depreciation,
and maintenance	18,085	18,633	18,713	17,573	17,776
Operations services	18,477	18,379	17,801	15,944	15,399
Communications and courier	12,893	12,446	12,118	13,223	11,803
Amortization of intangible assets	3,362	3,014	2,165	2,191	2,171
Other	74,536	79,135	80,845	75,048	65,614
Total noninterest expense	394,855	382,688	365,596	384,080	371,976
Pretax income	162,881	147,123	170,224	169,533	179,929
Applicable income taxes	53,672	43,971	56,623	51,149	60,658
Net income	$109,209	$103,152	$113,601	$118,384	$119,271

Diluted earnings per common share	$ .85	$ .81	$ .89	$ .92	$ .92
Dividends declared	.43	.43	.40	.40	.40

SELECTED FINANCIAL RATIOS:
Return on average assets	1.30%	1.40%	1.63%	1.75%	1.93%
Return on average shareholders' equity	21.8	20.8	23.7	25.5	25.6

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
All other income and commissions:
Revenue from loan sales and securitizations	$13,586	$14,151	$22	$3,976	$4,966
Cardholder fees	6,092	6,405	6,461	6,348	5,861
Other service charges	5,218	5,270	4,696	5,098	4,645
Remittance processing	3,787	3,888	4,423	5,486	5,718
Check clearing fees	1,869	2,340	2,562	2,523	2,627
Other	19,714	29,571	20,276	19,799	20,027
Total	$50,266	$61,625	$38,440	$ 43,230	$ 43,844
All other expense:
Advertising and public relations	$ 11,535	$8,585	$9,976	$ 9,527	$ 11,873
Legal and professional fees	8,749	11,816	9,529	9,700	6,685
Travel and entertainment	7,445	8,684	7,983	7,044	7,083
Computer software	7,024	7,199	7,127	7,596	6,984
Contract employment	6,700	7,877	6,264	5,430	4,143
Supplies	4,360	4,399	4,187	4,545	4,460
Foreclosed real estate	2,497	2,759	2,072	977	26
Fed service fees	1,926	1,979	2,263	2,267	2,329
Deposit insurance premium	689	923	661	708	732
Charitable contributions	374	339	414	494	250
Other	23,237	24,575	30,369	26,760	21,049
Total	74,536	79,135	80,845	75,048	65,614
Certain previously reported amounts have been reclassified to agree with current presentation.

AVERAGE STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	1Q05	4Q04	3Q04	2Q04	1Q04
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 5,480.1	$ 5,213.6	$ 4,935.3	$ 4,736.6	$ 4,491.6
Real estate commercial	1,004.5	929.7	960.2	965.1	982.6
Real estate construction	1,306.0	1,132.1	945.1	796.6	705.6
Total commercial loans	7,790.6	7,275.4	6,840.6	6,498.3	6,179.8
Retail:
Real estate residential	7,385.8	8,204.5	7,852.6	7,253.7	6,810.6
Real estate construction	1,105.4	939.8	746.1	619.1	550.5
Other retail	160.7	172.6	180.0	188.7	204.0
Credit card receivables	238.1	244.1	239.3	258.4	259.3
Total retail loans	8,890.0	9,561.0	9,018.0	8,319.9	7,824.4
Total loans, net of unearned income	16,680.6	16,836.4	15,858.6	14,818.2	14,004.2
Investment securities	2,794.8	2,150.6	2,625.7	2,474.6	2,546.7
Loans held for sale	5,315.1	4,696.1	4,036.7	4,689.7	3,290.9
Other earning assets	4,576.6	1,895.7	1,687.7	1,658.0	1,577.7
Total earning assets	29,367.1	25,578.8	24,208.7	23,640.5	21,419.5
Cash and due from banks	729.8	779.2	740.0	718.4	718.7
Other assets	3,994.5	2,951.9	2,767.9	2,917.4	2,755.8
Total assets	$34,091.4	$29,309.9	$27,716.6	$27,276.3	$24,894.0

Certificates of deposit under
$100,000 and other time	$ 2,102.4	$ 2,065.8	$ 2,015.0	$ 1,880.6	$ 1,824.6
Other interest-bearing deposits	4,567.8	4,228.4	4,128.6	4,146.7	4,055.1
Total interest-bearing core deposits	6,670.2	6,294.2	6,143.6	6,027.3	5,879.7
Demand deposits	1,785.0	1,879.7	1,741.6	1,809.1	1,791.9
Other noninterest-bearing deposits	3,001.7	3,034.0	2,800.6	3,091.0	2,544.1
Total core deposits	11,456.9	11,207.9	10,685.8	10,927.4	10,215.7
Certificates of deposit $100,000 and more	10,147.1	8,079.0	6,971.1	6,580.7	5,856.3
Total deposits	21,604.0	19,286.9	17,656.9	17,508.1	16,072.0
Short-term borrowed funds	6,152.7	4,506.8	4,602.7	4,223.0	4,058.4
Term borrowings	2,616.1	2,385.1	2,340.6	2,442.0	1,821.8
Other liabilities	1,653.2	1,157.4	1,210.4	1,231.8	1,069.7
Preferred stock of subsidiary	30.0	.5	.5	.5	.4
Shareholders' equity	2,035.4	1,973.2	1,905.5	1,870.9	1,871.7
Total liabilities and shareholders' equity	$34,091.4	$29,309.9	$27,716.6	$27,276.3	$24,894.0
Diluted shares outstanding	128.1	127.7	127.8	128.5	129.7
Certain previously reported amounts have been reclassified to agree with current presentation.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Net interest income	$197,916	$193,886	$179,862	$167,331	$158,102
Noninterest income	121,386	127,466	114,461	119,407	113,980
Divestitures	-	3,200	-	1,800	2,000
Security G/L	-	(1)	637	303	2
Total revenue	319,302	324,551	294,960	288,841	274,084
Total noninterest expense	187,505	191,551	180,250	177,235	172,224
Provision	13,069	11,798	10,044	12,310	14,249
Pretax income	118,728	121,202	104,666	99,296	87,611

Efficiency ratio	59%	59%	61%	61%	63%

Average loans (millions)	$16,622	$16,792	$15,827	$14,798	$13,988
Other earning assets (millions)	1,889	1,206	882	896	598
Total earning assets (millions)	18,511	17,998	16,709	15,694	14,586

Total deposits	10,384	9,975	9,666	9,474	9,285

Net interest margin	4.34%	4.29%	4.28%	4.29%	4.36%

Noninterest revenue detail
Deposit transactions & cash mgmt	$33,254	$37,694	$38,622	$38,233	$33,960
Merchant processing	20,465	19,683	19,304	19,369	16,748
Insurance commissions	14,287	11,206	13,539	13,674	15,961
Trust services & investment mgmt	11,164	11,741	11,837	11,891	11,804
Cardholder fees	5,922	6,252	6,332	6,301	5,696
Other service charges	4,806	4,900	4,378	4,802	4,446
Check clearing fees	1,869	2,340	2,562	2,523	2,627
Revenue from loan sales and
securitizations (a)	11,468	14,151	22	3,976	4,966
Miscellaneous revenue	18,151	19,499	17,865	18,638	17,772
Total noninterest revenue	121,386	127,466	114,461	119,407	113,980

Statistics
Trust total assets (millions)(b)	12,171	12,228	12,327	12,154	12,103
Trust total managed assets (millions)(b)	7,272	7,608	7,463	7,539	7,668
Merchant transactions	42,701	39,347	40,480	39,340	38,329
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Net interest income	$32,957	$38,858	$37,758	$44,352	$32,400
Noninterest income:
Net origination fees	99,964	76,567	68,375	99,101	95,802
Net servicing fees	13,765	15,382	25,560	14,407	28,447
Other fees	8,839	9,901	15,291	9,549	6,593
Total noninterest income	122,568	101,850	109,226	123,057	130,842
Total revenue	155,525	140,708	146,984	167,409	163,242
Noninterest expense	114,305	110,736	109,255	118,711	99,664
Provision	40	(15)	-	(18)	(20)
Pretax income	41,180	29,987	37,729	48,716	63,598

Noninterest expense detail
Commissions & incentives	$60,739	$67,930	$60,891	69,026	49,590
FAS 91 cost deferral	(2,574)	(6,315)	2,195	(594)	(4,040)
Other salaries & benefits	57,569	63,429	54,694	54,931	54,206
Total salaries & benefits	115,734	125,044	117,780	123,363	99,756
Contract labor & outsourcing	4,456	4,688	4,210	4,234	3,395
Equipment & occupancy	15,600	16,837	17,717	16,163	16,295
Foreclosure provision	2,414	2,418	1,757	617	(1,039)
Other expenses	42,947	32,927	50,593	44,367	39,579
Total expenses before FAS 91 reclass	181,151	181,914	192,057	188,744	157,986
FAS 91 reclassification	(70,808)	(74,881)	(86,706)	(74,414)	(62,044)
Total Noninterest Expense Before
Segment Allocations	110,343	107,033	105,351	114,330	95,942
Segment Allocations	3,962	3,703	3,904	4,381	3,722
Total Noninterest Expense	114,305	110,736	109,255	118,711	99,664

Other information
Efficiency ratio	73%	79%	74%	71%	61%

Warehouse (millions)	$3,522	$3,543	$3,217	$3,858	$2,742
Other earning assets (millions)	343	318	287	250	228
Total earning assets (millions)	3,865	3,861	3,504	4,108	2,970

Escrow balances	1,724	1,779	1,570	2,005	1,426

Net interest margin	3.46%	4.00%	4.29%	4.34%	4.39%

Warehouse Spread	2.89%	3.58%	3.93%	3.84%	3.91%

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
ORIGINATION INCOME
Origination Fees	$76,050	$79,235	$82,425	$96,270	$71,737
FAS 91 Fee Deferral	(939)	(3,192)	2,966	474	(3,939)
Appraisal, Final Inspection,
Credit Report Fees	6,926	7,142	7,335	8,345	6,138
Total origination fees	82,037	83,185	92,726	105,089	73,936

Secondary Marketing Income:
OMSR	72,948	62,462	58,120	103,186	52,419
SRP	10,426	7,709	8,656	7,847	10,787
Marketing G/L (Trading Gains)	27,553	15,605	20,904	(2,418)	38,024
Concessions	(21,944)	(15,360)	(25,724)	(39,328)	(17,202)
LOCOM	(248)	(2,153)	399	(861)	(118)
Total Secondary Marketing Fees -
Mortgage	88,735	68,263	62,355	68,426	83,910

FAS 91 Reclassification	(70,808)	(74,881)	(86,706)	(74,414)	(62,044)

Total Origination Income	99,964	76,567	68,375	99,101	95,802

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	7,618	7,840	6,842	8,915	6,869

Refinanced Production	3,588	3,475	2,117	4,226	3,974
Refinanced %	47%	44%	31%	47%	58%
Purchased Production	4,030	4,365	4,725	4,689	2,895
Purchased %	53%	56%	69%	53%	42%

ARMs % (Excluding Gov't ARMS)	45%	47%	48%	41%	31%

Relationship Managers	1,974	1,879	1,792	1,771	1,664

Warehouse/Pipeline Balance:
Ending Warehouse Balance	3,477	3,420	2,832	2,840	3,439
Ending Pipeline Balance (Locked)	4,065	3,309	3,922	3,646	5,248

Loan Sales (Deliveries):
Total Loan Sales	7,380	7,134	6,529	9,535	6,136

Margins:
Marketing Margin on Deliveries (bps):
OMSR	99	88	89	108	85
Marketing G/L (Trading Gains)	37	22	32	(3)	62
LOCOM	-	(3)	1	(1)	-
Concessions/SRP	(16)	(11)	(26)	(33)	(10)
Total Marketing Margin on Deliveries
	120	96	96	71	137
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

	1Q05		4Q04		3Q04		2q04		1Q04
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$85,908	39	$80,462	38	$75,279	39	$69,584	39	$68,944	39
Guarantee Fees	(19,127)	(9)	(18,020)	(9)	(17,022)	(9)	(15,042)	(9)	(14,670)	(8)
Sub-Service Fee Income	4	-	2	-	7	-	6	-	-	-
Lender Paid MI	(121)	-	(143)	-	(134)	-	(141)	-	(194)	-
Net Service Fees	66,664	30	62,301	29	58,130	30	54,407	30	54,080	31

Early Payoff Interest Expense	(5,193)	(2)	(5,485)	(2)	(4,064)	(2)	(6,443)	(3)	(5,170)	(3)
Ancillary Fees	6,411	3	5,864	3	5,666	3	5,539	3	5,525	3
Total Service Fees	67,882	31	62,680	30	59,732	31	53,503	30	54,435	31

AMORTIZATION/IMPAIRMENT
Amortization	(46,915)		(41,639)		(38,111)		(38,971)		(34,001)
Impairment	(10,375)		(9,489)		(13,356)		379		(14,596)
Total Amortization/Impairment	(57,290)		(51,128)		(51,467)		(38,592)		(48,597)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	18,330		16,382		16,987		21,649		24,931
Hedge Ratios	11,013		15,481		8,648		1,756		9,295
Other Ineffectiveness	(11,843)		(13,342)		(1,701)		(14,866)		(3,898)
Total MSR Hedge Gains/(Losses)	17,500		18,521		23,934		8,539		30,328

Amortization & Time Decay of MSR's	(9,984)		(12,129)		(7,637)		(4,633)		(9,004)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(3,257)		(1,874)		(1,246)		(421)		(2,679)
I/O Strip MTM	(1,086)		(688)		2,244		(3,989)		3,964
Total Hedge MTM & Time Decay	(4,343)		(2,562)		998		(4,410)		1,285
Total Hedge Gains	3,173		3,830		17,295		(504)		22,609

Total Servicing Income	13,765		15,382		25,560		14,407		28,447

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$87,397		$84,863		$76,885		$71,543		$69,503
End. Servicing Portfolio (Owned)	$88,010		$86,587		$81,591		$72,165		$70,317
Average Loans Serviced (#)	598,997		583,248		539,527		517,217		509,506

Product Mix (Average)
Product Mix (%)
GNMA	11%		12%		14%		14%		15%
FNMA/FHLMC	69%		69%		68%		68%		68%
Private	16%		15%		13%		13%		12%
Sub-Total	96%		96%		95%		95%		95%
Warehouse	4%		4%		5%		5%		5%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$42.81		$40.22		$42.01		$42.84		$43.38
Direct Servicing Cost per Loan	$55.96		$56.88		$56.85		$57.88		$62.26

Portfolio Data
(in millions)
Average Servicing Asset **	1,049		971		947		902		744
Valuation Reserve (Ending Balance)	3		4		7		7		32
Servicing Book Value (bps)		120		114		123		127		107

Amortization/Average Servicing Asset	18%		17%		16%		17%		18%
Impairment/Average Servicing Asset	4%		4%		6%		0%		8%

Run-Off Rate	22%		26%		22%		34%		27%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Net interest income	($ 5,820)	($ 124)	$207	$25	$291
Noninterest income:
Depository	27,834	23,623	26,751	34,756	49,193
Nondepository	35,186	22,296	20,004	23,498	32,795
Other fees	33,407	34,164	34,600	44,725	37,285
Total noninterest income	96,427	80,083	81,355	102,979	119,273
Total revenue	90,607	79,959	81,562	103,004	119,564
Noninterest expense	81,307	69,527	64,640	77,945	88,806
Pretax income	9,300	10,432	16,922	25,059	30,758

Efficiency ratio	90%	87%	79%	76%	74%

Trading inventory (millions)	$2,235	$857	$719	$694	$741
Other earning assets (millions)	1,850	634	518	545	522
Total earning assets (millions)	4,085	1,491	1,237	1,239	1,263

Net interest margin	-0.58%	-0.03%	0.07%	0.01%	0.09%

CORPORATE
Quarterly, Unaudited

(Thousands)	1Q05	4Q04	3Q04	2Q04	1Q04
Net interest income	$2,394	($ 4,174)	$423	$1,898	$5,216
Noninterest income	3,083	4,283	2,189	1,842	3,145
Security G/L	(66)	(3,733)	19,746	2,911	883
Total revenue	5,411	(3,624)	22,358	6,651	9,244
Total noninterest expense	11,738	10,874	11,451	10,189	11,282
Pretax income	(6,327)	(14,498)	10,907	(3,538)	(2,038)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	1Q05	4Q04	3Q04	2Q04	1Q04
Tier 1 Capital (a)	$ 2,291.7	$ 2,080.2	$ 2,027.2	$ 1,985.3	$ 1,963.3
Tier 2 Capital (a)	1,108.8	1,102.5	739.4	738.0	755.0
Total Capital (a)	$ 3,400.5	$ 3,182.7	$ 2,766.6	$ 2,723.3	$ 2,718.3

Risk-Adjusted Assets (a)	$26,620.9	$24,140.7	$22,505.2	$21,091.1	$20,408.1

Tier 1 Ratio (a)	8.61%	8.62%	9.01%	9.41%	9.62%
Tier 2 Ratio (a)	4.16	4.56	3.28	3.50	3.70
Total Capital Ratio (a)	12.77%	13.18%	12.29%	12.91%	13.32%

Leverage Ratio (a)	6.80%	7.16%	7.38%	7.35%	7.97%

Shareholders' Equity/Assets Ratio (b)	5.97	6.73	6.87	6.86	7.52

Book Value	$ 16.73	$ 16.39	$ 15.96	$ 15.42	$ 15.34

(a) Current quarter is an estimate
(b) Calculated on average balances

NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	1Q05	4Q04	3Q04	2Q04	1Q04
Consolidated Yields and Rates:
Investment securities	4.27%	4.21%	4.36%	4.30%	4.23%
Loans, net of unearned	5.63	5.34	5.01	4.81	4.95
Other earning assets	5.01	5.26	5.05	4.67	4.51
Yields on earning assets	5.29	5.22	4.95	4.72	4.77
Interest bearing core deposits	1.73	1.56	1.43	1.28	1.27
CD's over $100,000	2.59	2.09	1.61	1.21	1.21
Fed funds purchased and repos	2.24	1.78	1.29	.90	.88
Commercial paper and other short-term
borrowings	4.01	3.34	3.55	3.67	3.14
Long-term debt	3.18	2.70	2.28	1.87	2.08
Rates paid on interest-bearing liabilities	2.49	1.99	1.63	1.34	1.32
Net interest spread	2.80	3.23	3.32	3.38	3.45
Effect of interest-free sources	.32	.34	.28	.25	.23
FHN - NIM	3.12%	3.57%	3.60%	3.63%	3.68%
Certain previously reported amounts have been reclassified to agree with current presentation.